UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2023, the Board of Directors (the “Board”) of Illumina, Inc. (the “Company”) accepted the resignation of Francis deSouza, which Mr. deSouza submitted to the Board on June 8, 2023, as Chief Executive Officer and as a director of the Company, effective immediately, and the Board appointed Charles Dadswell, the Company’s current Senior Vice President and General Counsel, to serve as interim Chief Executive Officer, effective immediately, until the Board’s search for a permanent Chief Executive Officer is completed.  Mr. Dadswell will also continue to serve as the Company’s Senior Vice President and General Counsel.  Mr. deSouza will continue to serve in an advisory capacity to the Company until July 31, 2023.  Accordingly, the Board reduced its size to ten (10) members.

Mr. Dadswell, 65, has served as Senior Vice President and General Counsel of the Company since April 2013.  At this time, the Company has not entered into, amended, or modified any plan, contract, agreement, grant or award in connection with the Board’s appointment of Mr. Dadswell to serve as interim Chief Executive Officer.  Mr. Dadswell has no family relationship with any directors or executive officers of the Company, nor are there any arrangements or understandings between Mr. Dadswell and any other persons pursuant to which he was selected as an officer of the Company.  There are no related party transactions between Mr. Dadswell and the Company reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

A copy of the press release announcing the Company’s Chief Executive Officer transition plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Illumina, Inc. Press Release, dated June 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2023

ILLUMINA, INC.

By:	/s/ CHARLES DADSWELL
Name:	Charles Dadswell
Title:	Interim Chief Executive Officer, General Counsel & Secretary